UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): September 14, 2004 (September 9, 2004)

NetSolve, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-24983	75-2094811-2
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9500 Amberglen Boulevard

Austin, Texas 78729

(Address of principal executive offices)

Registrant’s telephone number, including area code:

(512) 340-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 9, 2004, Cisco Systems, Inc., a Delaware corporation (“Cisco”), Reno Acquisition Corp., a Delaware corporation (“Merger Sub”), and NetSolve, Incorporated (“NetSolve”), entered into an Agreement and Plan of Merger (the “Agreement”), under which Merger Sub will be merged with and into NetSolve, with NetSolve continuing after the merger as the surviving corporation and a wholly owned subsidiary of Cisco (the “Merger”). At the effective time of the Merger, each issued and outstanding share of common stock, par value $0.01 per share, of NetSolve (“NetSolve Common Stock”) will be converted into the right to receive $11.00 in cash. The Agreement has been approved by the Board of Directors of NetSolve, and the transactions contemplated thereby are subject to the approval of the stockholders of NetSolve, any required antitrust clearance and other customary closing conditions. The foregoing description of the Merger does not purport to be complete and is qualified in its entirety by reference to the complete text of the Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Since 1995, NetSolve has purchased equipment maintenance services from Cisco for internal use by NetSolve and for resale to certain of NetSolve’s customers. NetSolve incurred equipment maintenance services costs to Cisco which represented less than 16% and 12% of NetSolve’s total costs of revenues in fiscal 2004 and the first quarter of fiscal 2005, respectively. NetSolve also provides its services indirectly to Cisco through IBM’s relationship with NetSolve as a reseller of NetSolve services. Cisco orders to NetSolve through IBM represented less than 5% and 7% of NetSolve’s total revenues in fiscal 2004 and the first quarter of fiscal 2005, respectively.

NetSolve’s directors and executive officers, as well as certain other stockholders, have signed an agreement with Cisco to vote their shares in favor of the proposed Merger and against any proposal that would impede or adversely affect the Merger (the “Voting Agreement”). The shares subject to the Voting Agreement represent in the aggregate approximately 17% of NetSolve’s outstanding shares. The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Voting Agreement, the form of which is filed as Exhibit B to Exhibit 2.1 hereto and is incorporated herein by reference.

The disclosure under Item 3.03 of this report is also responsive to Item 1.01 hereof and is incorporated herein by reference.

Caution Required by Certain Securities and Exchange Commission Rules

In connection with the proposed Merger, NetSolve will be filing a proxy statement and other relevant documents concerning the transaction with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Investors and security holders can obtain a free copy of the proxy statement (when available) and other documents filed by NetSolve with the Securities and Exchange Commission at the Securities and Exchange Commission’s web site at http://www.sec.gov. Free copies of the proxy statement (when available) and other documents filed by NetSolve with the Securities and Exchange Commission may also be obtained from NetSolve by directing a request to Investor Relations, NetSolve, Incorporated, 9500 Amberglen Boulevard, Austin, Texas 78729 (Telephone: (512) 340-3224).

NetSolve and its directors and its executive officers may be deemed, under Securities and Exchange Commission rules, to be soliciting proxies from NetSolve’s stockholders in favor of the proposed Merger. Information regarding the identity of these persons is set forth in a Schedule 14A filed by NetSolve with the Securities and Exchange Commission on June 15, 2004 relating to NetSolve’s 2004 annual meeting of stockholders and a Form 10-K filed by NetSolve with the Securities and Exchange Commission on June 9, 2004, both of which are available free of charge from the Securities and Exchange Commission or from NetSolve, as indicated above. Information regarding the interests of these persons in the solicitation will be more specifically set forth in the proxy statement concerning the proposed Merger that will be filed by NetSolve with the Securities and Exchange

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Commission, which will be available free of charge from the Securities and Exchange Commission or from NetSolve as indicated above.

Item 3.03 Material Modification to Rights of Security Holders.

On September 9, 2004, NetSolve entered into an amendment (the “First Amendment to Rights Agreement”) to its existing Rights Agreement dated as of February 5, 2003 by and among NetSolve and the American Stock Transfer & Trust Co., as Rights Agent (“Rights Agreement”), in order to (i) exclude the Merger and the consummation of the transactions contemplated by the Agreement from those events and definitions that would otherwise trigger the exercisability of Rights (as defined in the Rights Agreement) under the Rights Agreement, and (ii) allow NetSolve’s board of directors to postpone a Distribution Date (as defined in the Rights Agreement) in the event of certain tender or exchange offers. The foregoing description of the First Amendment to Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the First Amendment to Rights Agreement which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of September 9, 2004, by and among Cisco, Inc., Reno Acquisition Corp. and NetSolve, Incorporated, including the form of Voting Agreement attached as Exhibit B thereto

4.1	First Amendment to Rights Agreement dated as of September 9, 2004 by and among NetSolve, Incorporated and the American Stock Transfer & Trust Co.

99.1*	Press Release dated as of September 9, 2004

*	Incorporated by reference to NetSolve’s Schedule 14A filed with the Securities and Exchange Commission on September 9, 2004

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 14, 2004

NETSOLVE, INCORPORATED

By: /S/ Kenneth C. Kieley

Kenneth C. Kieley

Vice President-Finance,

Chief Financial Officer and Secretary

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Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of September 9, 2004, by and among Cisco, Inc., Reno Acquisition Corp. and NetSolve, Incorporated, including the form of Voting Agreement attached as Exhibit B thereto

4.1	First Amendment to Rights Agreement dated as of September 9, 2004 by and among NetSolve, Incorporated and the American Stock Transfer & Trust Co.

99.1*	Press Release dated as of September 9, 2004

*	Incorporated by reference to NetSolve’s Schedule 14A filed with the Securities and Exchange Commission on September 9, 2004

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